UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 24, 2004

Date of Report (Date of earliest event reported)

FORTUNE BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9076	13-3295276

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Tower Parkway, Lincolnshire, Illinois	60069

(Address of principal executive offices)	(Zip Code)

     Registrant’s telephone number, including area code     (847) 484-4400

INFORMATION TO BE INCLUDED IN THE REPORT
Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURE
EXHIBIT INDEX
Investor Brochure of Registrant

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.      Financial Statements and Exhibits.

(c)	Exhibits.

99.	Investor Brochure dated May 20, 2004.

Item 9.      Regulation FD Disclosure.

On May 21, 2004, the Registrant began distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

FORTUNE BRANDS, INC.

(Registrant)

By	/s/ C.P. Omtvedt

C.P. Omtvedt
Senior Vice President and
Chief Financial Officer

Date: May 24, 2004

EXHIBIT INDEX

Sequentially
Exhibit	Numbered Page
99. Investor brochure of Registrant dated May 20, 2004.